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                                                                 EXHIBIT 10.25



                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT ("Lease"), dated August 12, 1997 by and between DTEC, INC., a Connecticut corporation, acting herein by Domenic T. Coviello, its President of the Town of Watertown, County of Litchfieid and State of Connecticut ("Lessor") and UTI CORPORATION, a Pennsylvania Corporation, acting herein by CORNELIUS VERHOOG, its Vice President ("Lessee").

                                   WITNESSETH:

                                    ARTICLE I
                             PREMISES, TERM OF LEASE

         SECTION 1.1 Lessor does hereby demise and lease unto Lessee, and Lessee does hereby take and hire, upon and subject to the conditions hereinafter expressed, the building, improvements and fixtures marked in red on the plan attached hereto as situated on Callender Road, more particularly Exhibit A and B attached hereto (the "Demised Premises") and mutual access with the Lessor to the "Utility Room" shown on Exhibit A.

         TO HAVE AND TO HOLD the "Demised Premises" unto Lessee, its successors and assigns, for a term beginning September 1, 1997 and ending August 31, 2002 (the "Term"), to be used as a light manufacturing and assembly plant.

                                   ARTICLE II
                                      RENT

         SECTION 2.1 As consideration for the use and occupancy of and as rental for the Demised Premises, Lessee shall pay to Lessor, while this Lease remains in force and effect during the aforesaid Term hereof, as and in the manner hereinafter provided, and subject to the terms and provisions hereinafter set forth, without notice or demand and without abatement, deduction or setoff except as provided in SECTION 2.3 hereof, a lease rental (the "Rent") at the rate as follows:

         (A) The Lessee shall pay to the Lessor a rental (the "Basic Rent"), at the rate of $203,361.40 per year in equal payments of $16,946.78 per month on the first day of each month in advance for the first year.

         (B) The Lessee shall pay to the Lessor a Basic Rent at the rate of $203,361.40 per year in equal payments of $16,946.78 per month on the first day of each month in advance for the second year.

         (C) The Lessee shall pay to the Lessor a Basic Rent at the rate of $211,495.86 per year in equal payments of $17,624.66 per month on the first day of each month in advance for the third year.

         (D) The Lessee shall pay to the Lessor a Basic Rent at the rate of $219,955.69 per year in equal payments of $18,329.64 per month on the first day of each month in advance for the fourth year.




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         (E) The Lessee shall pay to the Lessor a Basic Rent at the rate of
$228,753.92 per year in equal payments of $19,062.83 per month on the first day of each month in advance for the fifth year.

         SECTION 2.2 Lessee shall pay all Rent and other sums, if any, payable by Lessee to Lessor pursuant to the terms hereof to Lessor at 169 Callender Road, Watertown, Connecticut or at such other place as the Lessor may designate in writing from time to time.

         SECTION 2.3 The Lessee shall observe, perform and keep, at its expense, all of the terms, provisions, covenants, and conditions required by it to be observed, kept and performed hereunder. If the Lessor incurs any expense arising out of the Lessee's failure, neglect or refusal to perform its obligations hereunder, the Lessee shall reimburse the Lessor for such amount at the next installment of rent.

         The Lessor shall observe, perform and keep, at his expense, all of the terms, provisions, covenants and conditions required by him to be observed, kept and performed hereunder. If the Lessee incurs any expense arising out of the Lessor's failure, neglect or refusal to perform his obligations hereunder, the Lessor shall reimburse the Lessee for such amount. All such payments due by the Lessor to the Lessee may be made through setoff.

                                   ARTICLE III
               PAYMENT OF TAXES, WATER CHARGES AND SEWER CHARGES

         SECTION 3.1 Lessee agrees to pay to the Lessor, in addition to the Rent provided in Article II hereof, fifty-four and sixty-one hundredths percent (54.61%) of the real estate taxes), water and sewer charges which, during the term of this Lease, are due and payable to the Town of Watertown for the "Entire Premises" shown on Exhibit C and outlined in yellow. All real estate taxes, water charges and sewer charges herein assumed to be paid by Lessee shall be paid by the Lessee to the Lessor and shall be paid by the Lessee before they become delinquent or penalty accrues thereon. Lessee shall have the right to contest by legal proceedings or otherwise, real estate property taxes, water and sewer charges hereafter assessed or levied against the Demised Premises. Any such contest may be conducted in the name of Lessor or Lessee, or both, at the discretion of Lessee. Any costs or benefits derived from said contest shall be shared in the same percentage as the payment of real estate taxes, water and sewer charges.

                                   ARTICLE IV
                                   INSURANCE

         SECTION 4.1 Lessor shall at all times during the Term, keep the building on the "Entire Premises" shown on Exhibit C and marked in yellow, insured for fire and casualty. Lessor shall bill Lessee for its proportionate share (54.61%) of she fire insurance premium.

         SECTION 4.2 Lessee shall for the mutual benefit and protection of Lessor and Lessee, maintain:

               (a) General public liability insurance against claims for bodily injury or death or property damage occurring upon, in or about the Demised Premises and on, in or about the adjoining land and building shown on Exhibit A and B, private roads, ways, sidewalks, and passageways, such insurance to afford protection to the limit of ONE MILLION DOLLARS


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($1,000,000.00) in respect of bodily injury or death to any one person, and to the limit of ONE MILLION DOLLARS ($1,000,000.00) in respect of any one occurrence and to the limit of THREE HUNDRED THOUSAND DOLLARS ($300,000.00) for each occurrence and ONE MILLION DOLLARS ($1,000,000.00) in the aggregate in respect of property damage; and

               (b) Such other insurance, insuring loss, damage or injury occurring to or on the Demised Premises as is usual and customary for the protection of leased premises of this character or as may be deemed from time to time prudent and reasonable in view of new risks or changed conditions, as mutually agreed on by Lessor and Lessee.

               The parties to this Lease shall exchange insurance certificates.

         SECTION 4.3 Prior to September 1, 1997 and thereafter and not less than fifteen days (15) prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article IV, certificates of insurance issued by the respective insurers shall be delivered by each party to the other.

         SECTION 4.4 All policies of insurance relating to the Demised Premises procured by Lessee shall name Lessor and Lessee as the insureds as their respective interests may appear. All such policies or certificates therefor issued by the respective insurers shall cover any increased risks as a result of construction, repairs, alterations and additions to the Demised Premises and shall contain an agreement by such insurers that such policies shall not be cancelled without at least ten (10) days prior written notice to Lessor.

         SECTION 4.5 Lessee, at its option, may keep its equipment on the Demised Premises insured with the insurer of its choice and for the benefit of Lessee.

         SECTION 4.6 If during the Term of this Lease, the Demised Premises shall be damaged or destroyed, any recovery on any insurance policy required by
Section 4.1 hereof collected as a result of such damage or destruction shall be paid to the Lessor.

                                    ARTICLE V
                       REPAIRS AND MAINTENANCE OF PREMISES

         SECTION 5.1 Lessee covenants, throughout the term of this Lease, at its own expense, to take good care of the Demised Premises, the interior of the buildings, improvements, personal property, and fixtures comprising the Demised Premises, all walks and paved areas, and land shown on Exhibit B outlined in red and to keep the same in good order and condition. All things necessary to be done and all costs, expenses relating to the Demised Premises shown on Exhibit A and B outlined in red shall be done and paid for by the Lessee as if it was the owner with the exception that the Lessor shall maintain in good repair the exterior of the building and roof of the Demised Premises, Exhibit A, and shall be responsible for structural repairs to the building, Exhibit A. All necessary roof and building repairs will be done promptly upon written notice to the Lessor by the Lessee, which notice shall set forth in detail the needed repairs. All repairs and maintenance shall be done by insured contractors only.

         SECTION 5.2 Lessee may make structural changes or major alterations to the Demised Premises with the written consent of Lessor to the extent such changes are for the



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repair, replacement or renovation of the Demised Premises. Lessee may make such additional nonstructural alterations, changes and improvements in or upon the interior of said building located on the demised premises during the term hereof as it may desire. All changes, structural and non structural shall be done at the Lessee's sole cost, risk, expense and liability, and only with the written consent of the Lessor which shall not be unreasonably withheld.

         SECTION 5.3 The Lessee may not install any awnings, advertisements, or signs on any part of the "Demised Premises" without the Lessor's written consent.

         SECTION 5.4 All trade fixtures, appliances and other equipment and property placed or installed in or on the Demised Premises by Lessee shall remain the property of the Lessee and if removed at the expiration of this lease the premises shall be restored to their original condition after such removal.

         SECTION 5.5 (a) No Change or Alteration shall be undertaken until any necessary governmental permits and authorizations are obtained and Lessor agrees to join, at Lessee's expense, in the application for such permits or authorizations whenever such action is necessary.

               (b) With respect to a nonstructural Change or Alteration, plans and specifications, if prepared, shall be filed with the Lessor.

               (c) Each Change or Alteration shall, when completed, be of such a character as not adversely to affect the value of the Demised Premises immediately before such Change or Alteration.

               (d) All work done in connection with any Change or Alteration shall be done promptly and in a good and workmanlike manner by insured contractors and in compliance with all applicable laws, ordinances, orders, rules, regulations and other governmental requirements; the cost of any such Change or Alteration shall be paid so that the Demised Premises shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Demised Premises; the work of any Change or Alteration shall be prosecuted with reasonable dispatch, unavoidable delays excepted.

               (e) Lessee shall not construct additional structures nor add to the present structures on the demised premises without the written consent of the Lessor. Consent by the Lessor shall be within the absolute discretion of the Lessor.

                                   ARTICLE VI
                            INDEMNIFICATION OF LESSOR

         SECTION 6.1 Lessee agrees to protect, defend indemnify and save Lessor harmless against and from all liability arising out of Lessee's possession of the Demised Premises and against and from all claims arising from the conduct of Lessee or its management of, or from any work or thing whatsoever done by Lessee in and on, the Demised Premises, or arising from any breach or default by Lessee in the performance of any covenant or agreement to be performed by it pursuant to the terms of this Lease, or arising from any act of negligence of Lessee, or any of its agents, contractors, servants, employees or licensees.

         SECTION 6.2 In case any action, proceeding or arbitration be brought against Lessor by reason of any claim or liability under Section 7.1, Lessee, upon notice from Lessor, shall



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resist or defend such action or proceeding and Lessee shall be subrogated to the rights of Lessor against any third party and shall have the right to sue in Lessor's name if necessary, subject to the reasonable supervision of Lessor.

                                   ARTICLE VII
                              DAMAGE OR DESTRUCTION

         SECTION 7.1 In case of damage to or destruction of any buildings, improvements or fixtures, or any replacements thereof, at the time on the Demised Premises, Lessor may at its option, using its own funds or funds obtained from recoveries on insurance policies, restore, repair, replace, rebuild or alter the same as nearly as possible to the condition they were in immediately prior to such damage or destruction. Lessor will, within ten (10) days from the date of damage or destruction, notify Lessee of its intention to repair, replace or rebuild the building and/or improvements. Rent shall abate if the Demised Premises are damaged to the extent that they are unusable to the Lessee. If Lessor has not so notified Lessee of its intent to repair, or if the Demised Premises are not repaired within three (3) months, the Lessee may terminate the Lease.

                                  ARTICLE VIII
                            TAKING BY EMINENT DOMAIN

         SECTION 8.1 If the whole of the Demised Premises shall be taken this Lease shall terminate. Rent shall be apportioned as of the date of such taking or condemnation and any award shall be subject to any prior right of any Mortgagee.

         SECTION 8.2 If less than all of the Demised Premises shall be taken or condemned and as a result thereof (a) Lessee will be permanently prevented from carrying on its normal operations in the Demised Premises or (b) the Demised Premises cannot be repaired so as to permit resumption of Lessee's operations within fifteen (15) days of such taking, then in either such event Lessee may, after fifteen (15) days of such taking or condemnation, at its option, terminate this Lease.

         SECTION 8.3 If, in the event of a taking or condemnation of less than all of the Demised Premises, this Lease is not terminated pursuant to Section
8.2 hereof, Lessor shall, at its expense, promptly, with reasonable diligence, restore, repair and replace, rebuild or alter the same as nearly as possible to the condition they were in immediately prior to such partial taking or condemnation and the rent shall be apportioned until restored or repaired.

                                   ARTICLE IX
                                     DEFAULT

         SECTION 9.1 If Lessee shall default in the payment of Rent and such default shall continue for ten (10) days after written notice from the Lessor to the Lessee (such event herein being called a "Default"), Lessor may end the Term and all right, title and interest of Lessee hereunder shall expire and Lessee will then quit and surrender the Demised Premises to Lessor, but Lessee shall remain liable for payment of Rent to the extent of any deficiency.

         SECTION 9.2 If a Default shall occur, Lessor or Lessor's agents and servants may immediately or at any time thereafter reenter the Demised Premises and remove all persons and all or any property therefrom, either by summary proceedings or other suitable action or



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proceeding at law or by force or otherwise without being liable to indictment, prosecution or damages therefor, and repossess and enjoy the Demised Premises, together with all additions, alterations and improvements.

         SECTION 9.3 LESSEE'S DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Lessee:

         a. If Lessee abandons or vacates the Premises; or

         b. If Lessee falls to pay any Rent or any other charges required to be paid by Lessee under this Lease and such failure continues for ten (10) days after written notice from the Lessor to the Lessee; or

         c. If Lessee fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease and such failure continues for thirty (30) days after written notice thereof from Lessor to Lessee, however if such failure is of a nature which cannot be reasonably cured within the said thirty (30) days, then such longer period as is reasonably necessary, provided that the Lessee is diligently pursuing the cure or correction of such failure, and in which event, Lessee shall indemnify and hold Lessor harmless from any claims, including costs and expenses incurred by Lessor arising therefrom; or

         d. If a writ of attachment or execution is levied on this Lease or on any of Lessee's Property and if said attachment or execution is not vacated within sixty (60) days; or

         e. If Lessee makes a general assignment for the benefit or creditors, or provides for an arrangement, composition, extension or adjustment with its creditors; or

         f. If Lessee files a voluntary petition for relief or if a petition against Lessee in a proceeding under the federal bankruptcy laws or other insolvency laws is filed and not withdrawn or dismissed within forty-five (45) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Lessee or any substantial part of its property and such unrelinquished, unseated or unterminated for a period of forty-five (45) days; or

         g. If in any proceeding or action in which Lessee is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or Lessee's Property (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Lessee's Property; or

         REMEDIES. In the event of Lessee's default hereunder, then in addition to any other rights or remedies Lessor may have under any law, Lessor shall have the right, at Lessor's option, without further notice or demand of any kind to do the following:

         a. Terminate this Lease and Lessee's right to possession of the Premises and reenter the Premises and take possession thereof, and Lessee shall have no further claim to the Premises or under this Lease; or




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         b. Continue this Lease in effect, reenter and occupy the Premises for the account of Lessee, and collect any unpaid Rent or other charges which have or thereafter become due and payable; or

         c. Reenter the Premises under the provisions of subparagraph b, and thereafter elect to terminate this Lease and Lessee's right to possession of the Premises.

         If Lessor reenters the Premises under the provisions of subparagraphs b or c above, Lessor shall not be deemed to have terminated this Lease or the obligation of Lessee to pay any Rent or other charges thereafter accruing, unless Lessor notifies Lessee in writing of Lessor's election to terminate this Lease. In the event of any reentry or retaking of possession by Lessor, Lessor shall have the right, but not the obligation, to remove all or any part of Lessee's Property in the Premises and to place such property in storage at a public warehouse at the expense and risk of Lessee. Lessor shall make reasonable efforts to relet the Premises. If Lessor relets the Premises for the account of Lessee, the rent received by Lessor from such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Lessee to Lessor; second, to the payment of any costs of such reletting; third, to the payment of the cost of any alterations or repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the balance. If any, shall be held by Lessor and applied in payment of future Rent as it becomes due. If that portion of rent received from the reletting which is applied against the Rent due hereunder is less than the amount of the Rent due, Lessee shall pay the deficiency monthly. Lessee shall also pay to Lessor, as soon as determined, any costs and expenses incurred by Lessor in connection with such reletting or in making alterations and repairs to the Premises, which are not covered by the rent received from the reletting.

         Should Lessor elect to terminate this Lease under the provisions of subparagraph a or c above, Lessor may recover as damages from Lessee the following:

                  1. Past Rent. The worth at the time of the award of any unpaid Rent which had been earned at the time of termination; plus

                  2. Rent Prior to Award. The worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; plus

                  3. Rent After Award. The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the rental loss that Lessee proves could be reasonably avoided; plus

                  4. Proximately Caused Damages. Any other amount necessary to compensate Lessor for all detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses (including attorney's fees), incurred by Lessor in
                           (a) retaking possession of the Premises (b) maintaining the Premises after Lessee's default, (c) preparing the Premises




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                           for reletting to a new Lessee, including any repairs
                           or alterations, and (d) reletting the Premises, including broker's commissions.

         "The worth at the time of the award" as used in subparagraphs 1 and 2 above, is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth at the time of the award" as used in subparagraph 3 above, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank situated nearest to the Premises at the time of the award plus one percent (1%).

         The waiver by Lessor of any breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition. Acceptance of Rent by Lessor subsequent to any breach hereof shall not be deemed a waiver of any preceding breach other than the failure to pay the particular Rent so accepted, regardless of Lessor's knowledge of any breach at the time of such acceptance of Rent. Lessor shall not be deemed to have waived any term, covenant or condition unless Lessor gives Lessee written notice of such waiver.

                                    ARTICLE X
                       INVALIDITY OF PARTICULAR PROVISIONS

         SECTION 10.1 If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE XI
                                     NOTICES

         SECTION 11.1 All notices, demands and requests which may or are required to be given by either party to the other shall be In writing and shall be deemed to have been properly given when sent by United States Certified or Registered mall, postage prepaid, return receipt requested, addressed to the recipient as follows or at such other place as the recipient may from time to time designate:

             If to Lessor:    DTEC, Inc.
                              169 Callender Road
                              Watertown, CT 06795


             If to Lessee:    UTI Corporation
                              169 Callender Road
                              Watertown, Connecticut 06795

                                   ARTICLE XII
                             SURRENDER OF PREMISES

         SECTION 12.1 Lessee shall, upon termination of this Lease, surrender




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to Lessor the Demised Premises including the buildings, improvements and fixtures except trade fixtures then located thereon, together with all alterations and replacements thereof, in the same condition and repair as of the date of this Lease, except for reasonable wear and tear and damage by fire or other casualty. Notwithstanding the aforesaid, the Lessee may remove the air compressors, waste water separator and collection tank at the expiration of the Lease. Lessee shall at its expense repair any damage to the building caused by said removal.

                                  ARTICLE XIII
                                QUIET ENJOYMENT

         SECTION 13.1 Lessor covenants and agrees that Lessee, upon paying the Rent and all other charges herein provided for and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, shall lawfully and quietly hold, occupy and enjoy the Demised Premises during the Term without hinderance or molestation of anyone claiming by through or under Lessor.

                                   ARTICLE XIV
                 CUMULATIVE REMEDIES - WAIVER - NO ORAL CHANGE -
                           HEADINGS- LESSOR'S REMEDIES

         SECTION 14.1 The specific remedies to which Lessor or Lessee may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which they may be lawfully entitled in case of any breach or threatened breach by either of them of any provision of this Lease. The failure of either party to insist in any one or more cases upon the strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option. A receipt by Lessor of any installment of Rent with knowledge of the breach of any covenant hereof shall be deemed a waiver of such breach. No other waiver, change, modification or discharge by either party hereto of any provision in this Lease shall be effective unless expressed to the other parties in this Lease provided, Lessor and Lessee shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease, or to a decree compelling specific performance of any of such covenants, conditions or provisions.

         SECTION 14.2 The headings in this Lease are for convenience and reference only and shall not affect the construction of this Lease.

         SECTION 14.3 With respect to any amounts payable by Lessee to Lessor hereunder, Lessor shall have, in addition to any other rights and remedies, the same rights and remedies in the event of the nonpayment thereof, as are provided by law and in this Lease in the case of Default by Lessee.

                                   ARTICLE XV
                            ASSIGNMENT AND SUBLETTING

         SECTION 15.1 Lessee shall not mortgage, pledge, assign or transfer this Lease or under-let or sub-lease she Demised Premises without the prior written consent of Lessor, said consent not to be unreasonably withheld. Lessee shall at all times remain liable for the performance of all the covenants and conditions on its part so be performed notwithstanding any assignment, transfer, subletting or mortgage of this Lease.


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                                   ARTICLE XVI
                COVENANTS TO BIND AND BENEFIT RESPECTIVE PARTIES

         SECTION 16.1 The Covenants and agreements herein contained shall bind and inure to the benefit of Lessor and Lessee, their successors and assigns, subject to the provisions of this Lease.

                                  ARTICLE XVII
                                 SUBORDINATIONS

         SECTION 17.1 This Lease is automatically subject and subordinate at all times to the lien of existing and future mortgages on the leased property. Although no instrument or act on the part of the Lessee shall be necessary to effectuate such subordination, the Lessee will, nevertheless, execute and deliver such further instruments subordinating this Lease to the lien of all such mortgages as may be desired by the mortgagee. The Lessee hereby appoints the Lessor, its successors and assigns, as its attorney-in-fact, irrevocably, for the sole purpose of executing subordination documents that may be necessary in conjunction with obtaining a mortgage or otherwise, on behalf of the Lessee. The foregoing is subject to the fact that (a) Lessor shall deliver a non-disturbance agreement from Webster Bank in form and substance reasonably satisfactory to Webster Bank and Lessee signed by such mortgagee and Lessee and
(b) Lessor shall deliver a non-disturbance agreement from any future mortgagees in form and substance reasonably satisfactory to such futures mortgagees and to Lessee.

                                  ARTICLE XVIII
                              INSPECTION BY LESSOR

         SECTION 18.1 The Lessor and the representatives may enter the leased premises, at any reasonable time, for the purpose of inspecting the leased property, performing any work which the Lessor elects to undertake made necessary by reason of the Lessee's default under the terms of this lease, exhibiting the leased property for sale, lease, or mortgage financing.

                                   ARTICLE XIX
                                   FACILITIES

         SECTION 19.1 The Lessee shall pay for the cost of heat, electric, gas, hot water, and water for the demised premises. The Lessor shall provide separate metering systems for all utilities.

                                   ARTICLE XX
                              CONDITION OF PREMISES

         SECTION 20.1 Lessee is the present lessee of the leased premises and is satisfied with the present condition of the demised premises and, at the termination of this lease or an extension thereof, the Lessee shall deliver the Demised premises in as good condition as it was at the commencement of the lease.




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                                   ARTICLE XXI
                      COMPLIANCE WITH LAWS AND REGULATIONS


         SECTION 21.1 The Lessee shall not cause, or permit to be caused, any act or practice, by negligence, omission or otherwise, that will adversely affect the environment or do anything or permit anything to be done that would violate any applicable zoning, state, municipal, federal laws, guidelines and DEP rules and regulations.

                                  ARTICLE XXII
                                 OPTION TO RENEW

         SECTION 22.1 The Lessee shall have the option to renew this lease, on the same terms and conditions, for an additional three (3) year period, provided that written notice is given to the Lessor no later than six (6) months prior to the termination of the lease and provided further that the yearly rent for the first year of the renewed term will be three percent (3%) over yearly rent of the last year of the lease and each year of the renewal period the rent shall increase by three percent (3%) over the rent for the prior lease year.

                                  ARTICLE XXIII
                            AIR CONDITIONERS/HEATING

         SECTION 23.1 The Lessor shall be responsible for and maintain air conditioning and heating units serving the building located on the Demised Premises (Exhibit A). The Lessee shall, however, pay to the Lessor at the beginning of each rental year the sum of $6,500.00 toward the heating and air conditioning maintenance work. The Lessor shall provide the Lessee with the name of the heating and air conditioning contractor to call in the event that service is needed.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be executed the day and year above first written.



Signed, Sealed and Delivered                 Lessor:   DTEC, Inc.
in the presence of:

/s/ AUTHORIZED SIGNATURE                     By: /s/ DOMENIC T. COVIELLO
------------------------------------             ------------------------------
                                                 Domenic T. Coviello,
/s/ DEBORAH C. MAUVILLE                          Its President
-----------------------------------

/s/ AUTHORIZED SIGNATURE
-----------------------------------
                                             Lessee:
/s/ LINDA L. ALBERS                          UTI CORPORATION
-----------------------------------
                                             By:  /s/ CORNELIUS VERHOOG
                                                  -----------------------------
                                                  Cornelius Verhoog,
                                                  Its Vice President






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